Exhibit 32


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
                    CHIEF OPERATING OFFICER AND CHIEF FINANCIAL OFFICER

   Pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350)

      The undersigned, as the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of TransCommunity Financial Corporation, respectively, certify that, to the best of each such individual's knowledge and belief, the Annual Report on Form 10-KSB for the year ended December 31, 2004, which accompanies this certification fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of TransCommunity Financial Corporation Incorporated and subsidiaries at the dates and for the periods indicated. The foregoing certification is made pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaim any obligation to update the foregoing certification except as required by law.




                                             /s/  WILLIAM C. WILEY
                                             -------------------------
                                             William C. Wiley
                                             Chief Executive Officer

                                             /s/ BRUCE B. NOLTE
                                             -------------------------
                                             Bruce B. Nolte
                                             Chief Operating Officer

                                             /s/  THOMAS M. CROWDER
                                             ----------------------------
                                             Thomas M. Crowder
                                             Chief Financial Officer

      Dated: March 25, 2005